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Exhibit 99.1 - Press Release dated September 10, 2003

[LOGO]

1306 Squire Court, Dulles, VA 20166, 703-450-0400, FAX 703-450.0406
E-mail: info@steelcloud.com, www.steelcloud.com

For investor or marketing information contact: Brian Hajost at 703-450-0400, ext. 5240 For financial information please access our web site at www.steelcloud.com

PRESS RELEASE (DRAFT)
For Immediate Distribution

         SteelCloud Reports Q3 Results
                      Company Meets Quarterly Expectations

Dulles, VA (September 10, 2003) - SteelCloud Inc. (Nasdaq: SCLD), a leading supplier of antivirus and intrusion detection security products, today reported operating results for its third fiscal quarter ended July 31, 2003. Third quarter revenues rose 27.6% to $8.2 million compared to $6.4 million for the same period in the prior year. Quarterly net income from continuing operations for fiscal 2003 was $40,379 compared to $147,317 for the third quarter in fiscal 2002. Net income including discontinued operations for the three-month period ended July 31, was $10,308 and $101,172 for fiscal 2003 and 2002, respectively.

"I am extremely pleased that the Company was able to meet our quarterly goals while making significant progress in bringing our branded security appliances to market," explained Thomas P. Dunne, Chairman and Chief Executive Officer. "As was discussed in our July conference call, SteelCloud's goal was to achieve a break-even third quarter while absorbing the research and development and marketing costs necessary to launch our new security products. I am more encouraged than ever that these investments will produce significant returns for our shareholders."

Third Quarter Highlights:
         o    The Company's cash position exceeded $1 million.

         o SteelCloud ended the quarter with working capital of $4.5 million.


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         o    Shipments on the $10.5 million contract awarded to it by
              Lockheed Martin were at the highest level since the contract award announcement in January of 2002.

         o The Company announced a significant new contract with Lockheed Martin to supply specialized computer servers for the U.S. Postal Service's APPS program.

         o In June, the Company announced its partnership with Computer Associates, Inc. (CA) for which the Company will develop branded security appliances based on CA's eTrust software.

         o In July, the Company finalized negotiations with its first VAR (value added reseller) partners to market the new security appliance family.

         o SteelCloud recorded quarterly research and product development costs of approximately $186,000 in the creation of its new family of hardened (highly secured) antivirus and intrusion detection appliances.


Since the end of the third quarter in July, the Company has made significant progress in the development of its partnership with Computer Associates. SteelCloud's agreement with CA has been expanded to now include worldwide distribution of the SteelCloud antivirus and intrusion detection products.

As previously announced, the Company will also hold a conference call at 11:00 a.m. EST on Thursday, September 11, 2003 to discuss the earnings release. Thomas Dunne, Chairman, and Chief Executive Officer of SteelCloud will host the call. For those investors interested in joining the conference call, please dial 1-800-245-1683 for international calls dial 1-312-461-0745 and reference "SteelCloud." A recording of the earnings conference call will be available until September 21, 2003, and is accessible by dialing 1-800-839-6713 and keying in 5707755. SteelCloud will file its Form 10Q quarterly report with the SEC on or before September 15, 2003.


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About SteelCloud

SteelCloud is a leading provider of network security appliances and consulting solutions. The company develops security solutions with some of the world's premiere software and technology companies. With a 16-year history of delivering complex server solutions to major corporate and public sector enterprises, the company has won numerous awards for technical excellence and customer services. SteelCloud's comprehensive engineering, product development, and support infrastructure provides a unique capability for rapidly developing cost effective, high performance, hardened network appliances that are marketed through enterprise-class channel partner organizations throughout the world. . SteelCloud can be reached at 703-450-0400. Additional information is available at www.steelcloud.com.

                                      # # #

(C) 2003 SteelCloud, Inc. 1306 Squire Court, Dulles, VA 20166. eTrust is a registered trademark of Computer Associates International, Inc. All other trademarks, trade names, service marks and logos referenced herein belong to their respective companies.

"Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995: Except for historical information, all of the statements, expectations and assumptions contained in the foregoing are forward looking statements that involve a number of risks and uncertainties. It is possible that the assumptions made by management are not necessarily the most likely and may not materialize. In addition, other important factors that could cause actual results to differ materially include the following: business conditions and the amount of growth in the computer industry and general economy; competitive factors; ability to attract and retain personnel, including key sales and management personnel; the price of the Company's stock; and the risk factors set forth from time to time in the Company's SEC reports, including but not limited to its annual report on Form 10-K and its quarterly reports on Forms 10-Q; and any reports on Form 8K. SteelCloud takes no obligation to update or correct forward-looking statements.

                                      # # #


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STEELCLOUD, INC.
CONSOLIDATED BALANCE SHEET

                                                                                     October 31,          July 31,
                                                                                        2002                2003
                                                                                  --------------     ----------------
                                        ASSETS                                                          (unaudited)

      Current assets
         Cash and cash equivalents                                                   $   751,323           $1,046,552
         Accounts receivable, net of allowance for doubtful accounts of
         $293,000 as of October 31, 2002 and July 31, 2003                             6,082,340            3,917,127
         Inventory, net                                                                4,180,812            3,585,883
         Deferred tax asset                                                              400,000              400,000
         Income tax receivable                                                            55,392               55,392
         Prepaid expenses and other current assets                                       208,892              298,792
         Deferred contract costs                                                       2,039,339              312,888
         Assets held for sale                                                            953,320              386,981
                                                                                  --------------     ----------------
      Total current assets                                                            14,671,418           10,003,615

         Property and equipment, net                                                     304,081              397,788
         Equipment on lease, net                                                         574,272              373,494
         Goodwill and other intangible assets, net                                     1,778,059            1,778,059
         Other assets                                                                    304,922              266,856
                                                                                  --------------     ----------------

      Total assets                                                                   $17,632,752          $12,819,812
                                                                                  ==============     ================

                         LIABILITIES AND STOCKHOLDERS' EQUITY
      Current liabilities
          Accounts payable                                                            $3,620,580           $2,472,398
          Accrued expenses                                                             1,542,277            1,706,714
          Notes payable, current                                                         503,823              152,644
          Unearned revenue                                                             4,507,859              620,662
          Liabilities held for sale                                                      641,145              518,843
                                                                                  --------------     ----------------
      Total current liabilities                                                       10,815,684            5,471,261

      Note payable, long-term                                                             60,000               63,548

      Stockholders' equity
              Common stock, $.001 par value: 50,000,000 shares authorized,
            10,447,611 and 10,775,511 shares issued and outstanding at October
            31, 2002 and July 31, 2003, respectively                                      10,448               10,776
          Additional paid in capital                                                  39,553,017           39,833,146
          Treasury stock, 400,000 shares at October 31, 2002 and July 31, 2003,
            respectively                                                              (3,432,500)          (3,432,500)
          Accumulated deficit                                                        (29,373,897)         (29,126,419)
                                                                                  --------------     ----------------
      Total stockholders' equity                                                       6,757,068            7,285,003
                                                                                  --------------     ----------------

      Total liabilities and stockholders' equity                                     $17,632,752          $12,819,812
                                                                                  ==============     ================


The accompanying notes are an integral part of these consolidated financial statements.

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STEELCLOUD, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)


                                                           Three Months Ended                Nine Months Ended
                                                                 July 31,                         July 31,
                                                     -----------------------------     -------------     ------------
                                                          2002            2003              2002              2003
                                                     -------------   -------------     -------------     ------------

Net revenues                                           $6,390,414      $8,156,414       $23,370,526       $24,011,858
Cost of revenue                                         4,592,834       6,498,483        16,934,104        18,973,582
                                                     ------------    ------------      ------------      ------------

Gross profit                                            1,797,580       1,657,931         6,436,422         5,038,276

Selling and marketing                                     324,264         292,626           885,460           927,575
General and administrative                              1,178,209       1,139,723         3,683,546         3,515,543
Research and product development                                -         186,140                 -           296,735
Amortization of goodwill                                   98,554               -           295,662                 -
                                                     ------------    ------------      ------------      ------------

Income from operations                                    196,553          39,442         1,571,754           298,423

Interest expense (income), net                              6,339            (937)           64,535            12,802
Other expense, net                                         42,897              -            111,686                -
                                                     -------------   ------------      ------------       -----------

Income from operations before income taxes
                                                          147,317          40,379         1,395,533           285,621
Provision for income taxes                                      -               -             1,200                 -
                                                     ------------    ------------      ------------      ------------

Net income from continuing operations                     147,317          40,379         1,394,333           285,621
Loss from discontinued operations                         (46,145)        (30,071)         (457,348)          (86,526)
                                                     ------------    ------------      ------------      ------------
Net income                                                101,172          10,308           936,985           199,095
                                                     ============    ============      ============      ============

     Earnings per share (basic):
      Earnings from continuing operations                    0.01            0.01              0.14              0.03
      Discontinued operations                               (0.00)          (0.00)            (0.05)            (0.01)
                                                     ------------    ------------      ------------      ------------
      Net earnings per share                                 0.01            0.01              0.09              0.02
                                                     ============    ============      ============      ============

     Earnings per share (diluted):
      Earnings from continuing operations                    0.01            0.01              0.13              0.03
      Discontinued operations                               (0.00)          (0.00)            (0.04)            (0.01)
                                                     ------------    ------------      ------------      ------------
      Net earnings per share                                 0.01            0.01              0.09              0.02
                                                     ============    ============      ============      ============


     Weighted-average shares outstanding, basic
                                                        9,915,645      10,164,928         9,863,110        10,078,815
     Weighted-average shares outstanding, diluted
                                                       11,121,418      11,014,984        10,787,035        10,577,491